Exhibit 10.14(c)

CONVERTIBLE PROMISSORY NOTE CONVERSION
AND
WARRANT EXERCISE AGREEMENT

This CONVERTIBLE PROMISSORY NOTE CONVERSION AND WARRANT EXERCISE AGREEMENT (this “Agreement”) is made and entered into effective as of November 22, 2010 by and between HELIX BIOMEDIX, INC., a Delaware corporation (the “Company”), and RBFSC, INC. (“Holder”).

RECITALS

WHEREAS, the Company previously issued to Holder on the dates set forth on Exhibit A hereto (i) convertible promissory notes in the original principal amounts set forth on Exhibit A hereto (the “Notes”) and (ii) warrants to purchase that number of shares of the Company’s Common Stock set forth on Exhibit A hereto (the “Warrants”); and

WHEREAS, the Holder wishes to convert the Notes and exercise the Warrants as provided herein;

AGREEMENT

NOW, THEREFORE, in consideration of the premises, the mutual covenants of the parties hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.  Conversion of Notes.  The Holder hereby converts the principal amount of each of the Notes and all accrued interest thereon as of the date hereof into shares of the Company’s Common Stock at a conversion price of $0.60 per share as set forth on Exhibit A hereto.  Each of the Holder and the Company hereby agree that all rights with respect to the Notes shall terminate upon conversion thereof in accordance with this Agreement.

2.  Exercise of Warrants.  The Holder hereby exercises each of the Warrants for the amended number of shares of the Company’s Common Stock and at the amended Warrant Prices (as defined in the Warrants) set forth on Exhibit A hereto.  In connection therewith, the Holder shall remit to the Company a wire transfer of immediately available funds in an amount equal to the aggregate amended Warrant Prices therefor.  Each of the Holder and the Company hereby agree that all rights with respect to the Warrants shall terminate upon exercise thereof in accordance with this Agreement.

3.  Holder’s Representations and Warranties.  In connection herewith, the Holder hereby represents and warrants to the Company as follows:

(a)     The Holder has had a full and complete opportunity to review this Agreement, understands the term and conditions of this Agreement, and has been given the opportunity to have its own counsel and tax and other advisors review the terms and conditions of this Agreement and is not relying on the Company for any advice or guidance regarding the advantages and disadvantages and/or the consequences (legal, tax, accounting or otherwise) related to the transactions contemplated by this Agreement.

(b)     The Holder understands that the continued investment in the shares of Common Stock issuable upon conversion of the Notes and upon exercise of the Warrants (the “Securities”) is a speculative investment and represents that it has such financial and business knowledge and experience that it is capable of evaluating the risks and merits of this Agreement.  The Holder represents that it is aware of the business affairs and financial condition of the Company, that it has had an opportunity to discuss the Company’s business, management and financial affairs with the Company and its management and to ask questions of and receive answers from the Company and its management regarding the terms and conditions of this Agreement, and that it has acquired sufficient information about the Company to reach an informed and knowledgeable decision to enter into this Agreement.  The Holder also understands that no federal or state agency has either made any determination as to the fairness of this Agreement or has recommended it.

(c)    The Holder represents that it is purchasing the Securities for investment for its own account only and not with a view to, or for resale in connection with, any “distribution” within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), or applicable state securities laws.  The Holder further represents that it understands that the Securities have not been registered under the Securities Act or applicable state securities laws by reason of specific exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of the Holder’s investment intent as expressed herein.  The Holder acknowledges and understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act and qualified under applicable state securities laws or unless exemptions from such registration and qualification requirements are available and that the Company is under no obligation to register or qualify the Securities.

(d)    The Holder is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(e)    The Holder understands that the Securities, and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

(i)
“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF.  NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

(ii)	Any legend required by the blue sky laws of any state to the extent such laws are applicable to the Securities represented by the certificate so legended.

4.  Qualified Small Business Stock.  To the extent permitted by applicable law, the Company shall use its best efforts to cause the Securities to qualify as “qualified small business stock” under Section 1202 of the Internal Revenue Code of 1986, as amended (the “Code”), including without limitation the following:

(a)    in accordance with the rules governing “significant redemptions” under  Code Section 1202(c)(3)(B) and 1202(c)(3)(C) of the Code, for the one-year period following the date of this Agreement, the Company shall not purchase shares of its common stock (or engage in stock redemptions under Code Section 304(a)) in one or more transactions with  an aggregate value (as of the time of such purchases) exceeding five (5) percent of the aggregate value of all Company stock outstanding as of the date that is one year prior to the date of this Agreement, excluding any purchases that are disregarded for such purposes under applicable Treasury Regulations;

(b)    the Company shall submit to its stockholders (including the Holder) and to the Internal Revenue Service any reports that may be required under Section 1202(d)(1)(C) of the Code and the regulations promulgated thereunder; and

(c)    in accordance with the rules governing the “active business requirement” under Code Section 1202(e), for substantially all of the period during which the Holder holds the Securities, the Company shall use at least 80 percent (by value) of its assets in the active conduct of one or more “qualified trades or businesses” as defined in Code Section 1202(e)(3) and also remain an “eligible corporation” for such period as defined in Code Section 1202(e)(4).

5.  Miscellaneous.

5.1  Governing Law; Venue.  This Agreement shall in all respects be governed by and construed and enforced in accordance with the laws of the State of Washington, as such laws apply to contracts entered into and wholly to be performed within such state.  The parties expressly stipulate that any litigation under this Agreement shall be brought in the state courts of King County, Washington or in the United States District Court for the Western District of Washington.  The parties agree to submit to the exclusive jurisdiction and venue of those courts.

5.2  Successors and Assigns.  Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

5.3  Entire Agreement; Amendment.  This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.  Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

5.4  Expenses; Attorneys Fees.  Each of the Company and the Holder shall each bear its own expenses incurred on its behalf with respect to this Agreement and the transactions contemplated hereby.  Notwithstanding the foregoing, if any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

5.5  Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the party or parties actually executing such counterparts, and all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

	HELIX BIOMEDIX, INC.		RBFSC, INC.

By:		By:
R. Stephen Beatty, President and
	Chief Executive Officer	Its:

EXHIBIT A

DESCRIPTION OF NOTES

Issue Date	Principal Amount of Note	Accrued Interest as of November 22, 2010	Number of Shares of Common Stock Issuable Upon Conversion at $0.60 per Share
6/27/08	$3,000,000	$665,424.66	6,109,041
3/05/10	$2,200,000	$126,334.25	3,877,223

DESCRIPTION OF WARRANTS

Issue Date	Original Number of Shares of Common Stock Subject to Warrant	Amended Number of Shares of Common Stock Subject to Warrant	Original Warrant Price	Amended Warrant Price
6/27/08	750,000	1,500,000	$1.00	$0.50
3/05/10	550,000	1,100,000	$0.80	$0.40

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